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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Internet Security Systems, Inc. ("ISS") of our report dated May 18, 2001 relating to the financial statements of Network ICE Corporation, which appears in the Form 8-K of ISS dated June 8, 2001.

         /s/ PRICEWATERHOUSECOOPERS LLP
         San Jose, California
         June 8, 2001